MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

(the “Trust”)

Supplement dated February 27, 2026

to the Prospectuses dated April 30, 2025, as supplemented

For all existing and prospective shareholders of Matthews Asia Innovators Active ETF (MINV) and Matthews Asia Innovators Fund – Investor Class Shares (MATFX) and Institutional Class Shares (MITEX)

Existing and prospective shareholders of the Matthews Asia Innovators Active ETF and Matthews Asia Innovators Fund (each, a “Fund” and together, the “Funds”) should know that there are important changes proposed for the Funds, as follows:

(1)	The principal investment strategies of each Fund will be amended to allow for investments in companies located in Japan; and

(2)	Shareholders of each Fund will be asked to approve a change in the Fund’s diversification status from “diversified” to “non-diversified.”

At a meeting held on February 25-26, 2026 (the “Meeting”), Matthews International Capital Management, LLC, the investment adviser to the Funds (“Matthews”), proposed, and the Board of Trustees of the Trust (the “Board”) approved, a change to each Fund’s principal investment strategies to allow for a limited allocation to companies located in Japan. Effective February 27, 2026, under normal circumstances, each Fund will seek to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. Effective the same date, each Fund may invest in the common and preferred stocks of companies located in Japan.

At the Meeting, Matthews also recommended, and the Board approved, a proposal (the “Proposal”) to reclassify the Funds from “diversified” to “non-diversified” status under the Investment Company Act of 1940, as amended (the “1940 Act”), subject to approval by shareholders of each Fund at a special meeting of shareholders expected to be held in second quarter of 2026.

Generally, a non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. To the extent portfolio securities are repositioned in connection with the change in classification from a diversified to a non-diversified fund, shareholders of a Fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. These transactions may also generate taxable gains for shareholders.

After careful consideration, the Board determined that the reclassification of the Funds as non-diversified would be in the best interest of each Fund and its shareholders. Matthews proposed this change because at times, implementing the Funds’ desired investment programs has been a challenge due to requirements to maintain the Funds’ diversified status. The Funds’ portfolio management teams believe that due to the diversification requirements of the 1940 Act, the Funds are unable to achieve their desired weightings in certain securities that the portfolio managers believe may offer the greatest return potential. Matthews believes that changing the Funds’ classification from diversified to non-diversified will allow the portfolio management teams to take more meaningful positions in certain high-conviction names that the teams believe to be most attractive and that may provide better returns over the long term.

Shareholders will receive proxy materials related to that special meeting with more detailed information, together with any recommendation from the Board and the reasons for any recommendation. If approved by shareholders of a Fund, it is anticipated that the Proposal will be effective upon notification to shareholders through appropriate revisions to the Fund’s Prospectus and Statement of Additional Information. No assurance can be given that shareholder approval will occur.

Each Fund’s investment objective to seek long-term capital appreciation is not affected by these changes.

For all existing and prospective shareholders of Matthews Asia Innovators Fund – Investor Class Shares (MATFX) and Institutional Class Shares (MITEX)

At the Meeting, the Board also approved the reorganization of the Matthews Asia Growth Fund (the “Target Fund”) into the Matthews Asia Innovators Fund (the Acquiring Fund”), which will be subject to approval of the shareholders of the Target Fund at a special meeting to be held in the second quarter of 2026 (the “Reorganization”). The Reorganization does not require approval or any action of the shareholders of the Acquiring Fund.

Please retain this Notice and Supplement with your records.

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